Jamia C. Jasper

From: Shared Values Fund [jjasper@sharedvaluesfund.ccsend.com] on behalf of Shared Values Fund [jjasper@sharedvaluesfund.com]

Sent: Friday, January 15, 2010 12:10 PM

To: jjasper@nyc.rr.com

Subject: Fund Performance Up 43.6% for 2009

AMERICAN ISRAELI
SHARED VALUES FUND

In this issue...

FUND REPORT - Full Year 2009

January 2010

Dear Shareholders and Subscribers,

We are pleased to present our year end Shareholder Newsletter and Fund Fact Sheet. We thank you for your continued investment in the American Israeli Shared Values Capital Appreciation Fund and welcome any questions or comments. We look forward to communicating with you again next quarter.

Please be aware that the Fund is now available for purchase on several mutual fund platforms including Schwab, Scottrade, Vanguard, and E*Trade.

Jamia Jasper, Portfolio Manager

Shareholder Newsletter

Excerpt from the newsletter

For 2009, the American Israeli Shared Values Capital Appreciation Fund rose 43.6%...

Shareholder Newsletter Link - Click Here

Fund Fact Sheet

Contents of the Fund Fact Sheet

- Fund Information
- Portfolio Performance & Benchmarks

- Top 10 Holdings as of 12/31/09
- Portfolio Sector Weightings
- Market Cap Exposure

Fund Fact Sheet Link - Click Here

American Israeli Shared Values Fund in the News

Fund Quoted in Smart Money

The December 2009 issue of Smart Money Magazine quotes the Fund's Portfolio Manager...

Full Story Link - Click Here

Information for Brokers/Fund Advisors

Pershing, Penson, and Morgan Keegan Clearing

Currently the Fund does not have a ticker symbol. However, the Fund is available on several clearing platforms, such as Pershing, Penson, and Morgan Keegan. Brokers can buy or sell shares through the Depository Trust & Clearing Corporation (DTCC) using the CUSIP 02706P107 and the NSCC number 5310.

About The Mutual Fund

Investment Objective and Ways to Invest

The American Israeli Shared Values Capital Appreciation Fund is an equity mutual fund that invests in the stocks of Israeli companies and U.S. companies that do business in Israel. The Fund manager makes investments in financially and fundamentally sound companies with the goal of long-term capital appreciation. As a no-load fund, investors can purchase shares directly, by calling 1-866-745-5955 or downloading an application from the website at www.SharedValuesFund.com. Also, the Fund is available on several mutual fund platforms such as Schwab, Scottrade, Vanguard, and Etrade. A full list can be found by clicking the link below.

How to Purchase Shares - Click Here

email: jjasper@sharedvaluesfund.com
phone: 212-327-1345
web: http://www.SharedValuesFund.com

American Israeli Shared Values Fund | 207 East 83rd St. | New York | NY | 10028